AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1998



                                                               File No. 33-81926
                                                               File No. 811-8652



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 /X/
                         POST-EFFECTIVE AMENDMENT NO. 5

                                       and

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 /X/
                                 AMENDMENT NO. 7


                             CROFT FUNDS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                             207 East Redwood Street
                            Baltimore, Maryland 21202
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (410) 576-0100
                                 Mr. Kent Croft
                             207 East Redwood Street
                            Baltimore, Maryland 21202
                     (Name and Address of Agent for Service)

                                   Copies to:
                           John H. Grady, Jr., Esquire
                           Morgan, Lewis & Bockius LLP
                               1800 M Street, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)


_ immediately upon filing pursuant to paragraph (b) of Rule 485
_ on [DATE] pursuant to paragraph (b) of Rule 485
X 60 days after filing pursuant to paragraph (a) of Rule 485
_ on [DATE] pursuant to paragraph (a) of Rule 485
_ 75 days after filing pursuant to paragraph (a) of Rule 485

                                   PROSPECTUS

                                CROFT-LEOMINSTER

                                   VALUE FUND

                                  INCOME FUND

                             CROFT FUNDS CORPORATION

                              SHAREHOLDER INQUIRIES



If you have questions about your account, you may contact the Corporation's transfer agent at: P.O. Box 5536, Hauppauge, New York 11788-0132, or by calling 1-800-746-3322.

     You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent, or by writing to: Croft Funds Corporation, 207 East Redwood Street, Suite 802, Baltimore, Maryland 21202 or by telephoning 1-800-551-0990:

     -- A statement of additional information ("SAI") about the Fund that is incorporated by reference into the Prospectus.

     -- The Fund's most recent annual and semi-annual reports which contain detailed financial information.The annual report also contains a discussion of markets conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     -- Detailed information about purchasing and redeeming Fund shares that is incorporated by reference into the Prospectus.

     In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's ("SEC") Public Reference Room in Washington, DC (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The SEC's Internet site at http.//www.sec.gov has reports and other information about the Fund and you may get copies of this information by writing the Public Reference Section of the SEC, Washington, DC 20549-5009 and by paying duplicating fees.

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. This prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

                    Investment Company Act File No. 811-8652

                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER VALUE FUND

                          CROFT-LEOMINSTER INCOME FUND


                                AUGUST 30, 1998

The Croft-Leominster Value Fund and the Croft-Leominster Income Fund (each a "Fund" and, together, the "Funds") are two separately-managed portfolios of Croft Funds Corporation (the "Corporation"), a no-load, open-end management investment company. Croft-Leominster, Inc. (the "Manager"), serves as investment manager for the Funds.

-- The Croft-Leominster Value Fund (the "Value Fund") seeks capital growth by investing primarily in the common stock of companies which are believed to be undervalued and have good prospects for capital appreciation.

-- The Croft-Leominster Income Fund (the "Income Fund") seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT SUMMARY:

     Investment Objectives,
     Strategies and Risks......................................................3

FUND PERFORMANCE INFORMATION:

     Average Annual Total Returns..............................................5
     Fees and Expenses of the Funds............................................6
     Example of Annual Expenses................................................6

MANAGEMENT OF THE FUNDS:

     Investment Manager........................................................7
     Portfolio Manager.........................................................7

SHAREHOLDER INFORMATION:

     How Net Asset Value is Determined.........................................8
     How to Buy Shares.........................................................8
     How to Redeem Shares......................................................9
     Distributions............................................................10
     Taxes....................................................................11
     Distribution Plan........................................................11

FINANCIAL HIGHLIGHTS..........................................................12

SHAREHOLDER INQUIRIES.................................................Back Cover

                               INVESTMENT SUMMARY

THE VALUE FUND
--------------

INVESTMENT OBJECTIVE
--------------------

The Value Fund's investment objective is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Manager focuses on companies with low stock prices relative to future earnings growth, cash flow and asset value, and at times, employs a "contrarian" approach that focuses on securities of companies that are out-of-favor, and whose price/earnings ratio is lower than the rest of the market.

     The Fund invests primarily in common stocks of established mid-sized and large-sized companies that the Manager believes are undervalued. Mid-sized companies have market capitalizations in the range of $500 million to $2 billion. Large companies are those with market capitalizations greater than $2 billion. In making investment decisions for the Fund, the Manager considers the underlying value of a company's assets, including multiples of cash flow, valuing of resource reserves and land assets, and other hidden values.

     The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions.

RELATED RISKS
-------------

Investing in equity securities involves risk. The Fund's shares will fluctuate in value based on fluctuations in the value of the underlying equity securities held in the Fund's portfolio. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

     The stocks in which the Fund invests will normally have a lower price to projected earnings ratio than the market and a somewhat higher level of "company-specific" risks than the market. These risks include higher earnings sensitivity to the business cycle or interest rates, high debt levels, potential for business restructurings or other special situations, and legal or regulatory risks and uncertainties. Many individual securities may be riskier than the market and experience abrupt short-term price movements. However, the Manager intends to hold a carefully selected, diversified portfolio of securities that may permit higher returns to compensate investors for higher levels of risk. You may lose all or a substantial part of your investment.

THE INCOME FUND
---------------

INVESTMENT OBJECTIVE
--------------------

The Income Fund's investment objective is high current income with moderate risk to principal.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Manager invests primarily in corporate bonds and other fixed-income securities that are considered investment grade. The Fund also invests in many fixed income securities that are rated below "investment grade" or are not rated, but of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds."

     The Fund will generally hold multiple issues across multiple industries in order to minimize both the risks that an issue's underlying obligation will not be paid and that its credit rating will be downgraded.

     The Manager also will attempt to minimize the risks of early redemption by purchasing some bonds that are either selling at a discount to their call price (the price at which they can be redeemed by the issuer before their scheduled maturity) or are non-callable for life. When the Fund invests in high yield securities, it generally seeks to receive a correspondingly high return to compensate it for the additional credit risk and market risk it has assumed.

     The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions.

RELATED RISKS
-------------

The Fund's shares will fluctuate in value in response to interest rate changes and other factors. Changes by recognized agencies in the rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal will affect the value of these investments. The prices of below investment grade securities are likely to be heavily affected by changes in interest rates, levels of economic activity and issuer creditworthiness.

     During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

     The Fund's investment in high-yield junk bonds involves greater risk of default or price decline than investments in investment grade securities. High-yield junk bonds may have greater price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Prices may also be affected by investors perception of credit quality and the outlook for economic growth, and may move independently of interest rates and the overall bond market. You may lose all or a substantial part of your investment.

FUND PERFORMANCE
----------------

The bar chart and table below reflect the performance of each Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in each of the Funds. This past performance, however, does not necessarily indicate how the Funds will perform in the future.


VALUE FUND =  1995--11.80, 1996--19.92, 1997--32.51.

INCOME FUND = 1995--12.72, 1996--7.12,  1997--13.02.


The Value Fund(1)*

The Income Fund(1)*

(1) Commenced operations on May 4, 1995.
* The year-to-date return as of July 31, 1998 was ___ and ___ for the Value and Income Funds, respectively.



Since each Fund commenced operations, the highest and lowest return for an individual calendar quarter was as follows:

                                HIGHEST    FOR THE      LOWEST      FOR THE
                               QUARTERLY   PERIOD      QUARTERLY     PERIOD
                                RETURN     ENDING        RETURN      ENDING
                                ------     ------        ------      ------

The Value Fund                   20.21%   (6/30/97)      (2.91)%   (12/31/97)
The Income Fund                   5.58%   (12/31/95)     (1.69)%   (3/31/96)



Average Annual Total Returns (for year ending December 31, 1997)


                                                  VALUE FUND      S&P 500+
                                                  ----------      -------

Past One Year                                       32.51%         33.34%
Past Five Years                                      N/A            N/A
Since Inception*                                    24.32%         28.96%

*The Value Fund commenced operations on May 4, 1995.
+The S&P 500 Composite is an unmanaged index that is a widely recognized indicator of general market performance.

                                                                LEHMAN-BROTHERS
                                             INCOME FUND       INTERMEDIATE BOND
                                                                     INDEX+
                                            -------------            ------

Past One Year                                   13.02%                8.13%
Past Five Years                                  N/A                   N/A
Since Inception*                                12.40%                7.83%

*The Income Fund commenced operations on May 4, 1995.
+The Lehman-Brothers Intermediate Bond Index is a broad measure of the performance of intermediate(one to ten years) government and corporate fixed-rate debt issues.

FEES AND EXPENSES OF THE FUNDS
------------------------------

     This table describes the fees and expenses you may pay if you buy and hold shares of the Funds. THE FUNDS DO NOT CHARGE SALES LOADS OR OTHER SIMILAR FEES WHEN YOU PURCHASE OR REDEEM SHARES. THE ANNUAL FUND OPERATING EXPENSES IN THE TABLE BELOW DO NOT REFLECT VOLUNTARY FEE WAIVERS AND/OR REIMBURSEMENTS FROM THE MANAGER. Actual Total Annual Operating Expenses after waivers and reimbursements by the manager are equal to 1.50% and 1.10% for the Value and Income Funds, respectively. The Manager guarantees that, until December 31, 2001, the total operating expenses of the Value and Income Funds will not exceed 1.50% and 1.35%, respectively.

                                                     VALUE FUND      INCOME FUND
                                                     ----------      -----------

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                           NONE             NONE

Maximum Deferred
Sales Charge (Load)                                     NONE             NONE

Redemption Fee (as a
percentage of amount
redeemed, if applicable)(1)                             NONE              NONE

Exchange Fee                                            NONE              NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that may be deducted from Fund assets)

Management Fees                                        0.94%            0.79%
Distribution (12b-1) Fees                              0.25%*           0.25%*
Other Expenses                                         1.71%**          0.80%**
Total Annual Fund
Operating Expenses                                     2.90%***         1.84%***

(1) Redemption proceeds wired to a designated account at the shareholder's request will be reduced by a wire redemption fee of $13.

* Actual 12b-1 fees after waivers are equal to 0.10% and 0.00% for the Value and Income Funds, respectively. The Manager may discontinue these waivers at any time and without notice, but does not intend to do so in the foreseeable future.

** Actual Other Expenses after waivers and reimbursements by the manager are equal to 0.46% and 0.31% for the Value and Income Funds, respectively. The Manager may discontinue these waivers at any time and without notice, but does not intend to do so in the foreseeable future.

*** Actual Total Annual Operating Expenses after waivers and reimbursements by the manager are equal to 1.50% and 1.10% for the Value and Income Funds, respectively.

EXAMPLE
-------

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. This hypothetical rate of return is not intended to be representative of past or future performance.

     The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                          ------    -------   -------   --------

VALUE FUND                                 $153       $474     $818      $1,791
INCOME FUND                                $112       $350     $606      $1,340

MANAGEMENT OF THE FUNDS
-----------------------

INVESTMENT MANAGER. Croft-Leominster, Inc. (the "Manager") is the investment manager for each Fund. The Manager provides investment advisory and portfolio management services and makes day-to-day investment decisions for the Funds. The Manager is registered as an investment adviser with the SEC and has been in the investment management business for 9 years. On July 31, 1998, the Manager managed over $____ million of assets for pension plans, corporations, individuals, institutions and limited partnerships. The Manager's address is 207 East Redwood Street, Suite 802, Baltimore, Maryland 21202.

     For the year ended April 30, 1998, the Manager received from each Fund the management fee set forth in the table below:

                                                  VALUE FUND      INCOME FUND
                                                  ----------      -----------

Management fee                                       0.94%            0.79%
paid in fiscal year
ended April 30, 1998
(as a percentage of average net assets)


FUND OWNERSHIP BY THE MANAGER. Ownership of the Funds by employees of the Manager are set forth below:

                                                  VALUE FUND      INCOME FUND
                                                  ----------      -----------

Manager's Ownership                                   15.2%          12.4%
of the Funds as of
May 31, 1998
(as a percentage of total shares outstanding)

PORTFOLIO MANAGERS
------------------

L. GORDON CROFT, Vice President and Director of the Manager, has joint responsibility for overseeing the investments of the Funds' assets. Mr. Croft holds a B.E.S. degree in Engineering from the Johns Hopkins University and an M.E.A. in Engineering from George Washington University. From 1967 through 1989, he held various positions with T. Rowe Price Associates, Inc., most recently as an investment counselor and Director. Mr. Croft co-founded Croft-Leominster, Inc. with Kent Croft in 1989.

KENT G. CROFT, President and Director of the Manager, has joint responsibility for overseeing the investments of the Funds' assets. He holds an A.B. degree (`85) from Dartmouth College. From 1985 through May 1988, Mr. Croft was employed as a manager in the equity department at Salomon Brothers, Inc., New York. From 1988-1989, Mr. Croft was Vice President, Real Estate Investments for Bryans Road Corp. In 1989, he co-founded Croft-Leominster, Inc. He is a board member for the Baltimore Securities Analyst's Society and a member of the Association of Investment Management and Research.

     Other activities include trustee of Charles County Community College Foundation, President of Croft-Leominster Foundation, Trustee of the Baltimore Mentoring Partnership and Leadership Council of One to One.

HOW NET ASSET VALUE IS DETERMINED
---------------------------------

The price of Fund shares is the Fund's net asset value. The net asset value per share of each Fund is determined once on each day on which the New York Stock Exchange is open (a "Business Day"), as of the close of the Exchange ("Valuation Time"). Portfolio securities for which market quotations are readily available are valued at market price. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which the Corporation's Directors have determined to approximate their market value. All other securities and assets are valued at their fair value as determined in good faith by the Directors or by persons acting at their direction pursuant to guidelines established by the Directors.

     Orders for the purchase of shares of the Funds are executed at the net asset value determined as of the next Valuation Time after an order is placed. Shares will not be priced on days when the New York Stock Exchange is closed.

HOW TO BUY SHARES
-----------------

You may purchase shares by mail, wire, or through broker-dealer firms that make shares available Monday through Friday, except on federal holidays and Good Friday. You will not be charged any sales charges for purchases of Fund shares.

     The minimum initial investment is $2,000 ($500 for an IRA), and the minimum additional investment is $200. The Corporation reserves the right to reject any order for the purchase of shares in whole or in part.

PURCHASES BY MAIL
-----------------

You may open an account by mail or overnight delivery by sending a check or other negotiable bank draft (payable to: the Croft-Leominster [Name of Fund]) for $2,000 or more ($500 minimum for IRAs), together with the completed Application Form to the Custodian at the appropriate address:

Croft-Leominster Value Fund
P.O. Box 640272
Cincinnati, Ohio  45264-0272

Croft-Leominster Income Fund
P.O. Box 640538
Cincinnati, Ohio  45264-0538

For overnight delivery (both funds):

Croft Funds Corporation
c/o Star Bank, N.A.
Mutual Fund Custody Department
425 Walnut Street M.L. 6118
Cincinnati, Ohio  45202

If you are making a subsequent investment, you should send a stub from a previous confirmation in lieu of the application form. If no stub is available, you should send a brief letter giving the name of the Fund(s), registered name(s) of the account and the account number along with a check indicating your account number on the face. Checks do not need to be certified but must be drawn on a U.S. bank. American Data Services, Inc., the Corporation's transfer agent, will charge a $15 fee against your account for any check returned to the Custodian. You will also be responsible for any losses suffered by a Fund as a result of a returned check.

PURCHASES BY WIRE
-----------------

You may purchase shares by wire. A purchase order will be effective as of the day received, if the order and payment are received prior to 4:00 p.m., Eastern Time. Your bank may charge a wire fee.

     If you are establishing a new account or purchasing additional shares for an existing account by wire transfer, you should call American Data Services beforehand to provide account information. A properly completed and signed application marked "follow up" must be sent for all new accounts opened by wire, which are subject to acceptance by the fund.

     If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting the bank to transmit funds by wire to:

Star Bank N.A., Cinti/Trust
ABA #0420-0001-3
Attn: Croft-Leominster Value Fund
(DDA #481701340), or

Attn: Croft-Leominster Income Fund
(DDA #481701282)
YOUR NAME AND ACCOUNT NUMBER MUST BE SPECIFIED IN THE WIRE.

TAX-DEFERRED RETIREMENT PLANS
-----------------------------

You may purchase shares for virtually all types of tax-deferred retirement plans. Please contact the Corporation at 1-800-746-3322 to obtain plan forms and/or custody agreements for the following:

     -- Individual Retirement Accounts (for individuals and their non-employed spouses who wish to make limited tax deductible contributions to a tax-deferred account for retirement); and

     -- Simplified Employee Pension Plans

     Star Bank, N.A. furnishes custodian services to the Funds' shareholders for such tax-deferred retirement plans. Dividends and distributions will be automatically reinvested without a sales charge. For further details, including fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Corporation. You should consult with your tax advisor before establishing any tax-deferred retirement plans.

     If you are interested in investing your IRA account in the Funds, you may have to establish an IRA or IRA Rollover account through Star Bank, N.A. Please call the Corporation at 1-800-746-3322 for further information.

HOW TO REDEEM SHARES
--------------------

You may redeem shares by sending a written request, signed by the record owner(s), to: American Data Services, Inc., the Fund's transfer agent, at P.O. Box 5536, Hauppauge, New York 11788-0132. The request must specify the name of the Fund and the number of shares to be redeemed.

-- Redemption requests and changes to the shareholder's address or designated bank account must be guaranteed by an "eligible guarantor institution" (which includes: banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

-- YOU MAY NOT REDEEM SHARES DIRECTLY FROM THE FUNDS BY TELEPHONE. If you have purchased shares through a broker, you may redeem those shares through such broker consistent with the broker's policies, the terms of any agreement governing the purchase and redemption of those shares, and the terms of any agreement governing the relationship between the broker and the Funds. Under these circumstances, redemptions may be effected by telephone through such brokers.

-- The redemption price is the net asset value per share next computed after receipt of the redemption request. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for the shares (collection of payment may take up to 15 days). The Custodian will charge $13 for a Federal Reserve wire redemption payment made at your request.

-- The Funds reserve the right to redeem shares if the account has a value of less than $1,000 due to redemptions. If a Fund exercises its right to redeem such shares, you will be given written notice and will be allowed 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000.

-- The Funds will pay cash for all shares redeemed, except under abnormal conditions that make payment in cash impractical. In such an instance, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price. You may incur brokerage costs in converting such securities to cash.

DISTRIBUTIONS
-------------

The Funds distribute as dividends substantially all net investment income (which comes from dividends and interest received from investments) and net realized capital gains. The Value and Income Funds generally will declare and pay dividends out of investment income annually and quarterly, respectively, and distribute net realized capital gains annually. All distributions will be paid in shares of a Fund, unless you elect, in writing, at least 15 days prior to the date of distribution by notice to the Corporation's transfer agent, to receive them in cash. Such election will become effective for all future dividends.

TAXES
-----

Amounts you receive from the Funds may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are ordinary income and capital gains distributions are taxed based on how long a Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

     If you redeem shares of a Fund, you will be subject to tax on any gains you earn based on your holding period for the shares. An exchange of shares of a Fund for shares of another Fund is a sale of Fund shares for tax purposes.

DISTRIBUTION PLAN
-----------------

The Fund has adopted a distribution and shareholder services plan (the "Plan") pursuant to rule 12b-1 of the Investment Company Act of 1940. As provided in the Plan, the Fund may pay a fee of up to .25% of each Fund's average daily net assets to broker-dealers for distribution assistance and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. The Plan also provides for payment of expenses relating to the costs of prospectuses, reports to Shareholders, sales literature and other materials for potential investors.

     The Board of Directors will review and approve, on a quarterly basis, all expenditures made pursuant to the Plan. The Plan cannot be amended without a vote of the outstanding shares of the Funds. Because the distribution fee is paid annually, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS
--------------------

The following financial highlights information is intended to help you understand the financial performance of each Fund for the past five years, or the life of each Fund if less than five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates, CPA's, Inc., whose report, along with each Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's 1998 Annual Report to Shareholders.


                         PER SHARE OPERATING PERFORMANCE
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                       FOR THE FISCAL YEAR ENDED APRIL 30


                                               VALUE        VALUE     VALUE      INCOME       INCOME       INCOME
                                               FUND         FUND      FUND        FUND         FUND         FUND
                                               1998         1997      1996        1998         1997         1996
-------------------------------------------------------------------------------------------------------------------


Net Asset Value, Beginning of Period          $13.32       $11.74    $10.00      $10.40       $10.25       $10.00
Income from investment operations:
   Net investment income                        0.00         0.04      0.10        0.81         0.79         0.73
   Capital Gains                                 --           --        --          --          0.04         0.03
   Net realized and unrealized                  5.49         2.11      1.75        0.65         0.22         0.25
     gain (loss) on investments
   Total from investment operations             5.49         2.15      1.85        1.46         1.05         1.01

Less distributions:
   Dividends from net investment income         0.00        (0.05)    (0.07)      (0.78)       (0.84)       (0.73)
   Distributions from net realized gains       (1.78)       (0.52)    (0.04)      (0.13)       (0.06)       (0.03)

   Total Distributions                         (1.78)       (0.57)    (0.11)      (0.91)       (0.90)       (0.76)

Net Asset Value, End of Period                $17.03       $13.32    $11.74      $10.95       $10.40       $10.25
                                              ======       ======    ======      ======       ======       ======

Ratios/Supplemental data:
   Net Assets, end of period (000's)           5,263        2,064     1,255       9,890        7,419        6,450
Ratios to average net assets:
   Expenses                                     1.50%        1.50%     1.50%**     1.10%        1.10%        1.10%**
   Net investment income                        0.00%        0.34%     0.89%**     7.38%        7.57%        7.35%**
   Portfolio turnover rate                     80.98%      105.72%    65.38%      15.62%       13.73%       13.76%

Total Return                                   43.14%       18.71%    18.57%      14.36%       10.56%       10.17%

(1) The Value Fund and Income Fund commenced operations on May 4, 1995. ** Annualized

                               INVESTMENT MANAGER
                             Croft-Leominster, Inc.
                       207 East Redwood Street, Suite 802
                           Baltimore, Maryland 21202

                                 LEGAL COUNSEL
                          Morgan, Lewis & Bockius LLP
                               1800 M Street, NW
                              Washington, DC 20036

                              INDEPENDENT AUDITORS
                       McCurdy & Associates, CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                                   CUSTODIAN
                                Star Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                               ADMINISTRATOR AND
                           SHAREHOLDER SERVICES AGENT
                          American Data Services, Inc.
                                 P.O. Box 5536
                         Hauppauge, New York 11788-0132

                             CROFT FUNDS CORPORATION

                           Croft-Leominster Value Fund

                          Croft-Leominster Income Fund









                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 30, 1998













This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated August 30, 1998. A copy of the Prospectus may be obtained from Croft Funds Corporation, 207 East Redwood Street, Suite 802, Baltimore, Maryland 21202 or by calling (410) 576-0100.

                                TABLE OF CONTENTS

                                                                            PAGE


ORGANIZATION AND CAPITALIZATION OF THE CORPORATION............................1

INVESTMENT OBJECTIVE AND POLICIES.............................................1

RISK FACTORS..................................................................2

GENERAL INVESTMENT PRACTICES..................................................3

MISCELLANEOUS INVESTMENT PRACTICES............................................7

NOTE ON SHAREHOLDER APPROVAL..................................................8

FUNDAMENTAL INVESTMENT RESTRICTIONS...........................................8

INVESTMENT RESTRICTIONS.......................................................8

HOW TO REDEEM.................................................................9

HOW NET ASSET VALUE IS DETERMINED............................................10

CALCULATION OF YIELD AND RETURN..............................................11

PERFORMANCE COMPARISONS......................................................12

DISTRIBUTIONS................................................................13

TAXES........................................................................13

MANAGEMENT OF THE FUNDS......................................................14

OTHER SERVICES...............................................................18

PORTFOLIO TRANSACTIONS.......................................................19

5% AND 25% SHAREHOLDERS......................................................20

EXPERTS......................................................................21

APPENDIX A:
CORPORATE BOND AND COMMERCIAL PAPER RATINGS..................................22

ORGANIZATION AND CAPITALIZATION OF THE CORPORATION
--------------------------------------------------

         The Corporation was established as a corporation under the laws of the State of Maryland under Articles of Incorporation (the "Articles") dated July 20, 1994 and is authorized to issue 30 million shares of capital stock, par value of $.001 per share, all of which Shares are designated common stock. Each Share has one vote and shall be entitled to dividends and distributions when and if declared by each Fund. In the event of liquidation or dissolution of a Fund, each Share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. A copy of the Articles is on file with the Secretary of the State of Maryland.




         Shares of each Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. There will normally be no meetings of shareholders for the purpose of electing Directors, except insofar as elections are required under the 1940 Act in the event that (i) less than a majority of the Directors have been elected by shareholders, or (ii) if, as a result of a vacancy, less than two-thirds of the Directors have been elected by the shareholders, the vacancy will be filled only by a vote of the shareholders. In addition, the Directors may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Funds and filed with the Funds' custodian or by a vote of the holders of two-thirds of the outstanding shares of the Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months, and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, each Director shall continue to hold office and may appoint his successor.



         The Board of Directors may classify any authorized but unissued Shares into classes and may establish certain distinctions between classes relating to additional voting rights, payments of dividends, rights upon liquidation or distribution of the assets of the Funds and any other restrictions permitted by law and the Corporation's Articles.


INVESTMENT OBJECTIVE AND POLICIES
---------------------------------


         The Croft-Leominster Value and Income Funds (the "Funds") are diversified portfolios of the Croft Funds Corporation (the "Corporation"), an open-end management investment company. The investment objective and policies of the Funds are set forth below and in the Prospectus. There is no assurance that a Fund's objective will be achieved.

         This Statement contains certain additional information about the objective and policies, including "miscellaneous investment practices" in which the Funds may engage.


THE VALUE FUND

Although the Fund invests primarily in common stocks, up to 35% of its assets may be invested in warrants and in investment-grade convertible securities, preferred stocks, and corporate debt securities. Consistent with its objective, the Fund may invest in U.S. securities and non-U.S. traded equity securities of foreign issuers, and may invest a portion of its assets in foreign debt securities. The Fund may invest up to 10% of its assets in non-investment grade debt securities with ratings as low as CCC from Standard & Poor's Corporation ("S&P") or Caa from Moody's Investors Services, Inc. ("Moody's"). Debt securities rated Caa by Moody's may be in default or there may be present elements of danger with respect to principal or interest, and debt securities rated CCC by S&P have a current identifiable vulnerability to default and are dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.


THE INCOME FUND

Although the Fund invests primarily (under normal market conditions, at least 65% of its total assets) in a diversified portfolio of investment grade fixed-income securities, up to 35% of its assets may be invested in warrants and in investment-grade convertible securities, preferred stocks, and common stocks. Consistent with its objective, the Fund primarily invests in debt securities that are considered investment grade (E.G., rated Aaa, Aa, A, or Baa by Moody's, or AAA, AA, A, or BBB by S&P, or, if not rated, determined by the Manager to be of comparable quality). The Fund may also invest up to 34% of its assets in non-investment grade debt securities. These securities, commonly referred to as "High-Yield Junk Bonds," are rated Ba or below by Moody's or BB or below by S&P, or have no credit rating at all but are of comparable quality. The Fund may own securities with ratings as low as Caa from Moody's or CCC from S&P. Debt securities rated Caa by Moody's may be in default or there may be present elements of danger with respect to principal or interest, and debt securities rated CCC by S&P have a current identifiable vulnerability to default and are dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.


RISK FACTORS
------------

THE EURO

On January 1, 1999, the European Monetary Union (EMU) plans to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries initially expected to convert or tie their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Approximately 46% of the stock exchange capitalization of the total European market may be reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).



Although it is not possible to predict the impact of the Euro implementation plan on the Corporation, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Manager may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.


YEAR 2000


The Corporation depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Corporation could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Corporation has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances that its system is expected to accommodate the year 2000 without material adverse consequences to the Corporation. The Corporation and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Corporation does business.


GENERAL INVESTMENT PRACTICES
----------------------------


         CASH RESERVES. The Funds generally will not employ defensive
         -------------
strategies, although during periods of difficult or unfavorable market conditions, each Fund may invest up to 100% of its assets in high-quality, short-term debt securities. These instruments include certificates of deposit and banker's acceptances issued by FDIC-insured banks, commercial paper which is either issued by companies having an outstanding debt issue rated at least A or better by S&P or A or better by Moody's and short-term corporate obligations that are rated A-2 or better by S&P or Prime-2 or better by Moody's or, if not rated, are of comparable quality as determined by the Manager. In addition, the Funds may hold any cash balances it accumulates for investment, reinvestment or distribution in such short-term debt securities.

         CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND WARRANTS. Each Fund may
         ------------------------------------------------------
invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options that entitle the holder to buy a stated number of shares of common stock at a specific price for a specified period of time (generally, two or more years.)



         EQUITY SECURITIES. Equity securities, including common stocks,
         -----------------
represent an ownership interest in a corporation and have the least claim on a company's earnings and assets. In purchasing equities, each Fund may invest in companies that pay a significantly higher yield than the general market. In contrast to fixed-income securities, the dividends of common stocks may be increased periodically.


         In seeking investments for the Value Fund, the primary consideration of the Fund's manager, Croft-Leominster, Inc. (the "Manager"), is to invest in securities which the Manager believes are currently undervalued due to inefficiencies in the market. However, in selecting such securities, the opinions and judgments being exercised by the Manager may be contrary to those of the majority of investors. In certain instances, such opinions and judgments will involve the risk of a correct judgment by the majority, or an individual security or group of securities may remain depressed for an extended period of time or even fall to a new low, in which case losses or only limited profits may be incurred.

         FIXED-INCOME AND CONVERTIBLE SECURITIES. The Funds may invest in U.S.
         ---------------------------------------
Government and corporate debt and convertible securities of varying maturities. The Manager may adjust the average maturity of a Fund's holdings of convertible and fixed-income securities from time to time, depending on its assessment of the relative yields available on securities of different maturities, its expectations of future changes in interest rates and, with respect to convertible securities, its evaluation of the fundamental investment merits of the equity security for which the convertible security may be exchanged.

         The Fund intends to purchase fixed-income and convertible securities that are primarily of investment grade (i.e., rated Baa or better by Moody's or BBB or better by Standard & Poor's; a description of these ratings is set forth in the Appendix to this Statement). However, the Funds may also invest in fixed-income and convertible securities rated Ba or below by Moody's or BB or below by Standard & Poor's, or, if unrated, judged by the Manager to be of comparable quality pursuant to guidelines adopted by the Board of Directors. Such securities are often called "junk bonds," and are collectively referred to herein as "High-Yield Securities." See "High-Yield Junk Bonds" below.

         FOREIGN SECURITIES. The Funds may invest in securities of foreign
         ------------------
issuers which may be traded in domestic securities markets in the form of American Depository Receipts (ADRs), or in ordinary share form traded in the market of the country of origin. These foreign securities, in particular those traded principally overseas, may involve certain special legal risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable domestic companies and domestic securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. In addition, unsponsored ADRs may provide less information to the holders thereof.


         HIGH-GRADE, SHORT-TERM DEBT SECURITIES. The Funds may invest in a
         --------------------------------------
variety of high-grade, U.S. dollar-denominated, short-term debt securities. For a description of those instruments and of the Moody's and Standard & Poor's ratings for such instruments, see the Appendix to this Statement. From time to time, the Funds may invest in such instruments when the Manager believes that suitable equity, convertible, or longer-term fixed-income securities are unavailable. When a Fund is investing in such instruments, it is not investing in instruments paying the highest available yield at that particular time. There are usually no brokerage commissions as such paid by a Fund in connection with the purchase of such instruments. See "Portfolio Transactions -Brokerage and Research Services," for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of such instruments.

         A Fund's portfolio holdings of short-term, high-grade debt instruments will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Fund. The value of such securities can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security were held to maturity no gain or loss would normally be realized as a result of these fluctuations. Redemptions or exchanges by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.


         HIGH-YIELD JUNK BONDS. These securities are generally subject to
         ---------------------
greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, such securities are often less liquid than their investment grade counterparts. Adverse regulatory and economic developments may from time to time limit the ability of the participants in the High-Yield Junk Bond market to maintain orderly markets in certain High-Yield Junk Bonds.


         The Value Fund may invest up to 10% of its net assets in High-Yield Junk Bonds. The Income Fund may invest up to 34% of its net assets in High-Yield Junk Bonds (also referred to herein as "High Yield Securities"). As with other fixed-income and convertible securities, High-

Yield Securities are subject to both credit risk and market risk, although the Manager believes that most convertible High-Yield Securities are likely to exhibit equity characteristics as well.

         The value and liquidity of High-Yield Securities may be diminished by adverse publicity and investor perceptions. Also, legislation limiting the tax benefits to the issuers of taxable High-Yield Securities or requiring federally-insured savings and loan institutions to reduce their holdings of taxable High-Yield Securities may continue to have an adverse effect on the market value of these securities.

         Because High-Yield Securities are frequently traded only in markets in which the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities would be regarded as illiquid. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining a Fund's net asset value. Also, because the market for certain High-Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or general increase in interest rates. Recent regulatory and economic developments, including the bankruptcy filing of the parent of Drexel Burnham Lambert Incorporated, have limited and may continue to limit the ability of remaining participants in the High-Yield Securities market to maintain orderly markets in certain High-Yield Securities.

         Particular types of High-Yield Securities may present special concerns. Some High- Yield Securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The Manager attempts to identify High-Yield Securities with relatively favorable investment characteristics. The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate the credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in timely fashion adverse developments affecting an issuer. For these reasons, the Manager conducts its own independent credit analysis of High-Yield Securities.



         ILLIQUID SECURITIES. Each Fund may purchase illiquid securities, which
         -------------------
include securities whose disposition is restricted by the securities laws. The number of potential purchasers and sellers, if any, for such securities is limited, and the ability of a Fund to sell such securities at their fair market value may be limited. It is expected that investments in illiquid securities will not exceed 10% of the net assets of a Fund at any time, although each Fund reserves the right to invest up to 15% of its net assets in illiquid securities.



         LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing
         -------------------------------
additional income, each Fund may lend securities with a value of up to 30% of its assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by liquid, high grade collateral consisting of U.S. government securities or cash, equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.



         U.S. GOVERNMENT SECURITIES. The Funds may invest in obligations issued
         --------------------------
or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (E.G., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (E.G., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.


MISCELLANEOUS INVESTMENT PRACTICES
----------------------------------


         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements
         ---------------------
with banks and broker-dealers under which the Fund acquires a security (usually a U.S. Government security) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects the agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum at the re-delivery date. Such a default may subject the Fund to expenses, delays and risks of loss. Repurchase agreements with a maturity of more than seven days, taken together with all of a Fund's other illiquid assets, will not exceed 15% of a Fund's net assets. Repurchase agreements are considered loans under the Investment Company Act of 1940 (the "1940 Act").


         PORTFOLIO TURNOVER. A change in securities held by a Fund is known as
         ------------------
"portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. The Funds' annual "portfolio turnover" will be determined by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Funds' securities; for purposes of calculation, securities which mature in one year or less are excluded. Because of the long term nature of Value Fund's investment strategy, it is unlikely that portfolio turnover will exceed that of other investment companies.

         The Funds will not generally trade in securities for short-term profits but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Neither Fund can accurately predict its annual portfolio turnover rate; however, the annual portfolio turnover rate is not expected to exceed 100% for either Fund. A high turnover rate increases transaction costs and may increase taxable gains.


         WARRANTS. Each Fund may acquire attached and unattached warrants.
         --------
Warrants entitle the holder to purchase equity securities at a specific price for a specified period of time. Warrants in which the Fund may invest will be freely transferable, and no more than 2% of the Fund's assets will be invested in warrants which are not traded on either the New York or American Stock Exchange. The Fund will not invest more than 5% of its net assets in warrants.

NOTE ON SHAREHOLDER APPROVAL
----------------------------

         The investment policies and objective of the Funds set forth above and in the Prospectus may be changed without shareholder approval.


FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------

         As a matter of fundamental policy, each Fund will not: (1) purchase the securities of a company if, as a result: (a) the Fund would have more than 25% of its total assets concentrated in any one industry, or (b) with respect to 75% of its assets, the Fund's holdings of that issuer would amount to more than (i) 5% of the Fund's total assets or (ii) 10% of the outstanding voting securities of a single issuer other than those issued by the U.S. Government, its agencies or instrumentalities; (2) borrow money, except temporarily from banks to facilitate redemption requests in amounts not exceeding 5% of its total assets valued at market; and (3) purchase additional securities when money borrowed exceeds 5% of the Fund's total assets. All percentage limitations on investments set forth herein apply at the time of the making of an investment, and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


INVESTMENT RESTRICTIONS
-----------------------


         No Fund may, without a vote of the majority of its outstanding voting securities, take any of the following actions:


               (1) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

               (2) Issue senior securities, except as permitted by the 1940 Act and the rules and regulations thereunder.

               (3) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund's securities.

               (4) Purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

               (5) Purchase or sell real estate, real estate limited partnership interests, futures contracts, and commodities or commodities contracts. However, subject to the permitted investments of the Fund, each Fund may invest in marketable obligations secured by real estate or interests therein.

               (6) Invest in companies for the purpose of exercising control.

               (7) Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may enter into repurchase agreements, and may lend its securities.

               (8) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

               (9) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

         It is contrary to each Fund's present policy, which may be changed by the Directors without shareholder approval, to: (i) invest more than 15% of the Fund's net assets (taken at current value) in securities which at the time of such investment are not readily marketable; or (ii) write puts, calls, options or combinations thereof.

         All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

HOW TO REDEEM
-------------

         The procedures for redemption of Fund shares are summarized in the text of the Prospectus following the caption "How to Redeem Shares." Redemption requests must be in good order, as defined in the Prospectus. Upon receipt of a redemption request in good order, the Shareholder will receive a check equal to the net asset value of the redeemed shares next determined after the redemption request has been received. The Fund will accept redemption requests only on days the New York Stock Exchange ("NYSE") is open. Proceeds will normally be forwarded on the next day on which the NYSE is open; however, the Funds reserve the right to take up to seven days to make payment if, in the judgment of the Manager, the Funds could be adversely affected by immediate payment. The proceeds of redemption may be more or less than the shareholder's investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check, the Funds reserve the right not to forward the proceeds of the redemption until the check has been collected.

         The Funds may suspend the right of redemption and may postpone payment only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC") during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Funds to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC.

         The Funds reserve the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder's account in a Fund falls below a specified level, currently set at $1,000. Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by a Fund. The Funds also reserve the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Board of Directors. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

HOW NET ASSET VALUE IS DETERMINED
---------------------------------

         As described in the text of the Prospectus following the caption "How Net Asset Value is Determined," the net asset value per share of the Funds is determined once on each day on which the NYSE is open, as of the close of the NYSE.

         The Corporation expects that the days, other than weekend days, that the NYSE will not be open are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds' portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported -- and in the case of certain securities traded over-the-counter -- the last reported bid price. Many debt securities, including U.S. Government Securities, are traded in the over-the-counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Funds would receive if the instruments were sold. Consequently, changes in the market value of such portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of the Funds' net asset value.

         Certain securities and assets of the Funds may be valued at fair value as determined in good faith by the Directors or by persons acting at their direction pursuant to guidelines established by the Directors. The fair value of any restricted securities from time to time held by the Funds is determined by the Manager in accordance with procedures approved by the Directors. Such valuations and procedures are reviewed periodically by the Directors. The fair value of such securities is generally determined as the amount which the Funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Generally, trading in corporate bonds, U.S. Government securities and short-term, fixed-income instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the Funds' net asset value of shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors.

CALCULATION OF YIELD AND RETURN
-------------------------------

         YIELD OF THE FUND. The Yield of each Fund will be computed by
         -----------------
annualizing net investment income per share for a recent 30-day period and dividing that amount by the Fund shares' net asset value (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Funds' Yield will vary from time to time depending upon market conditions, the composition of the Funds' portfolio and operating expenses of the Funds. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Funds' Yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Funds' shares and to the relative risks associated with the investment objectives and policies of the Funds.

         For the 30-day period ended April 30, 1998 yield on the Income Fund was 7.01%.


         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as Yields will vary. An investor's focus on the Yield of a Fund to the exclusion of the consideration of the share price may result in the investor's misunderstanding the Total Return he or she may derive from a Fund.

         CALCULATION OF TOTAL RETURN. Total Return is a measure of the change in
         ---------------------------
value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (l) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         Based on the foregoing, the average annual total return for each Fund from commencement of operations through April 30, 1998 and for the one year period ended April 30, 1998, were as follows:


                                                        Total Return
                                                        ------------
   Fund                                       One Year          Since Inception
   ----                                       --------          ---------------
Value Fund                                      43.1%                 26.6%
Income Fund                                     14.4%                 11.7%


PERFORMANCE COMPARISONS
-----------------------

         YIELD AND TOTAL RETURN. The Funds may from time to time include Total
         ----------------------
Return in information furnished to present or prospective shareholders. The Funds may from time to time also include Total Return and Yield and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, the

Investment Company Institute and other similar services as having the same investment objective as the Funds.

DISTRIBUTIONS
-------------

         DISTRIBUTIONS FROM NET INVESTMENT INCOME. The Funds pay out
         ----------------------------------------
substantially all of their net investment income, (i.e., dividends, interest they receive from their investments, and short-term gains). The Value and Income Funds will declare and pay dividends out of investment income annually and quarterly, respectively.


         DISTRIBUTIONS OF CAPITAL GAINS. Each Fund's policy is to distribute
         ------------------------------
annually substantially all of the net realized capital gain, if any, after giving effect to any available capital loss carryover. Net realized capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

         Dividends and short-term capital gains distributions of each Fund are taxable as ordinary income. Distributions of any long-term capital gains are treated as a gain from the sale or exchange of a capital asset held for more than one year, regardless of how long you may have owned shares in a Fund. Distributions of net capital gains of a Fund will not qualify for the dividends-received deduction and will be taxable as long-term capital gain, taxable at the rate of 20% for property held for more than 18 months and at the rate of 28% for property held for more than one year but not for more than 18 months, whether received in cash or additional shares, and regardless of how shares have been held.


         In order to avoid a liability for excise tax on undistributed income, the Code requires each Fund to distribute prior to calendar year end virtually all the ordinary income of the Fund on a calendar year basis, and to distribute virtually all of the capital gain net income realized in the one-year period ending each October 31 and not previously distributed.


         Distributions will be taxable whether received in cash or in shares through the reinvestment of distributions. A dividend paid to you by a Fund in January of a year generally is deemed to have been paid by the Fund and received by you on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.



TAXES
-----

         Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (b) each year distribute at least 90% of its "investment company taxable income," which, in general, consists of investment income and short-term capital gains; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. By so qualifying, the Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed.

         In years when the Funds distribute amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. The Funds currently have no intention or policy to distribute amounts in excess of its earnings and profits.

         It is expected that at least some of the distributions from the Funds will qualify for the dividends-received deduction for corporations to the extent that the Funds' gross income was derived from qualifying dividends from domestic corporations.

         Annually, shareholders will receive information as to the tax status of distributions made by the Funds in each calendar year.

         The Funds are required to withhold and remit to the U.S. Treasury 31% of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Funds are notified that the shareholder has under- reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Funds will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing relates to federal income taxation. Distributions from investment income and capital gains may also be subject to state and local taxes. The Corporation is organized as a Maryland corporation. Under current law, as long as the Funds qualify for the federal income tax treatment described above, it is believed that the Funds will not be liable for any income or franchise tax imposed by Maryland with respect to amounts distributed to shareholders.


MANAGEMENT OF THE FUNDS
-----------------------

         Directors and officers of the Corporation and their principal occupations during the past five years are as follows:

     *Kent G. Croft, (02/26/63) Director and President of the Corporation, President, Croft- Leominster, Inc. since 1989.

     *Professor Roy A. Schotland (03/18/33), Director and Chairman of the Board of the Corporation. Professor of Law, Georgetown University Law Center; Director, Custodial Trust Company.

     *George D. Edwards, II (10/22/37), Director of the Corporation, [Accountant], Croft- Leominster, Inc. Partner of the Omega Organization Inc. since 1995. President and Chief Executive Officer, Hottman Edwards Advertising, Inc. (advertising agency), 1971- 1995.

     Frederick S. Billig (02/28/33), Director of the Corporation. Chief Scientist and Associate Supervisor, John Hopkins University Applied Physics Lab since 1987; President, Pyrodyne, Inc. since 1977.

     L. Gordon Croft (10/27/32), Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.


     Charles Jay McLaughlin (09/20/62), Director of the Corporation. Vice President Retail Sales, Orion Safety Products as of January 1, 1998. Vice President Marine Division, Orion Safety Products (1996-1998). Attorney, Oppenheimer Wolff & Donnelly (law firm, 1989-1995).

     John H. Grady, Jr. (06/01/61), Secretary of the Corporation. Partner, Morgan, Lewis and Bockius LLP (law firm) since 1993. Associate, Ropes & Gray (law firm).

     Carla Reedinger (03/25/60), Treasurer and Chief Financial Officer of the Corporation. Equity Trader and Senior Portfolio Assistant,
     Croft-Leominster, Inc. since 1989.

     Wayne Berry (DOB), Assistant Vice President of the Corporation. Marketing Director, Croft-Leominster since March, 1994. Retired Internal Revenue Service (37 years) April 1993.

     Jonathan Giordani (04/11/74), Assistant Vice President of the Corporation. Research analyst, Croft-Leominster since February, 1997. Student, The Johns Hopkins University, 1992-1996.

     -------------------------


* Mr. Croft, Mr. Schotland and Mr. Edwards are "interested persons" of the Corporation under the Investment Company Act of 1940.
**   L. Gordon Croft is the father of Kent G. Croft.

         The mailing address of each of the officers and Directors is: c/o the Corporation, 207 East Redwood Street, Suite 802, Baltimore, Maryland 21202.

         The Corporation's Articles of Incorporation provide that the Corporation will indemnify its Directors and each of its officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Funds, except if it is determined in the manner specified in the Articles that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Director of any errors and omissions to the Corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Each Director who is not an "interested person" receives an annual fee of $500.00. The salaries and expenses of each of the Corporation's officers who are also officers or employees of the Manager are paid by the Manager. Mr. Croft, as a stockholder and officer of the Manager, will benefit from the management fees paid by the Funds.





                                                                                                  Total Compensation
                                  Aggregate             Pension or                               from Registrant and
                                Compensation            Retirement                                Fund Complex Paid
                               From Registrant       Benefits Accrued         Estimated            to Directors for
     Name of Person,           for Fiscal Year       as Part of Fund       Annual Benefits        Fiscal Year Ended
         Position                Ended 1998              Expenses                Upon                    1998
                                                                              Retirement
Charles Jay                    $0                       $0                    $0                   $0
McLaughlin*
George D. Edwards,             $500.00                  N/A                   N/A                  $500.00
II, Director
Frederick S. Billig,           $500.00                  N/A                   N/A                  $500.00
Director
==========================  ===================== ====================== ====================  ========================

*Mr. McLaughlin was not a Director of the Corporation as of April 30, 1998.


         THE MANAGER. Under an agreement between the Corporation and the Manager, subject to such policies as the Directors of the Corporation may determine, the Manager, at its expense, will furnish continuously an investment program for the Funds and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.


         Pursuant to the management agreement and subject to the control of the Directors, the Manager also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds. As indicated under "Portfolio

Transactions -- Brokerage and Research Services," the Funds' portfolio transactions may be placed with brokers which furnish the Manager, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Funds or their other clients. In so doing, the Funds may incur greater brokerage commissions than they might otherwise pay.

         The Manager's compensation under the management agreement is subject to reduction to the extent that in any year the expenses of a Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale. The term "expenses" is subject to interpretation by each of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses.

         The management agreement has been approved by the Directors of the Corporation. By its terms, the agreement will continue in force from year to year, but only so long as its continuance is approved at least annually by the Directors at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Corporation. The agreement automatically terminates on assignment, and is terminable upon notice by the Funds. In addition, the agreement may be terminated on not more than 60 days' notice by the Manager given to the Funds. In the event the Manager ceases to be the manager of the Funds, the right of the Funds to use the identifying name of "Croft-Leominster" may be withdrawn.

         The Funds pay, in addition to the management fee described above, all expenses not borne by the Manager, including, without limitation, fees and expenses of the Directors, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the shares of the Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Funds' shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums. The Funds are also responsible for such nonrecurring expenses as may arise, including litigation in which the Funds may be a party, and other expenses as determined by the Directors. The Funds may have an obligation to indemnify the officers and Directors with respect to such litigation.

         The management agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The Manager is a Maryland corporation organized in 1989. Approximately 51 percent of the outstanding voting shares of the Manager is owned by L. Gordon Croft.


         For the fiscal year ended April 30, 1996, 1997 and 1998, the Funds accrued and subsequently paid the following management fees:

                          Fees Accrued and Paid                Fees Waived
                          ---------------------                -----------
                         1998      1997      1996      1998      1997     1996
                         ----      ----      ----      ----      ----     ----

Value Fund .........   $33,964   $15,468   $ 6,508   $     0   $     0   $     0
Income Fund ........   $72,635   $55,199   $43,665   $     0   $     0   $     0



         In addition to the advisory fee, each Fund pays all expenses associated with its operations, including brokerage fees, custodial and transfer agent charges, expenses associated with the Corporation's organization, legal and accounting fees and the costs of complying with federal and state requirements regarding the registration of the Corporation's shares. Until December 31, 2001, the Manager guarantees that the overall expense ratios for the Value and Income Funds, which excludes ordinary brokerage commissions incurred in the purchase or sale of portfolio securities, will not exceed 1.50% and 1.35%, respectively. While the Manager's guarantee to assume a portion of the expenses of the Funds is in effect, the Funds' performance will be enhanced.



         The Manager may allocate brokerage transactions for each Fund on the basis of a broker's sale of Fund shares.



         The Manager also benefits from the advice and expertise of its Advisory Council Committee. The current members of the Committee are David T. McLaughlin and Professor Roy Schotland. Mr. McLaughlin is president, CEO and chairman of the Aspen Institute, is the past president of Dartmouth College, and serves as director on the boards of Atlantic Richfield Company, Atlas Air, Inc., Partner Re Holdings, Ltd. and Westinghouse Electric Corporation. Mr. Schotland is a professor at the Georgetown University Law Center, and teaches pension fund regulation, campaign finance regulation, administrative law, and constitutional law.



OTHER SERVICES
--------------

         CUSTODIAL ARRANGEMENTS. Star Bank, N.A., 425 Walnut Street, Cincinnati,
         ----------------------
Ohio 45202 is the custodian for the Funds. As such, Star holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, Star receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to the Funds' portfolio securities. Star also maintains certain accounts and records of the Funds.

         TRANSFER AND SHAREHOLDER SERVICING AGENT. American Data Services, Inc.
         ----------------------------------------
serves as transfer agent and shareholder servicing agent to the Funds pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, American Data Services, Inc. has agreed (i) to issue and redeem Shares of the Funds; (ii) to address and mail all communications by the Funds to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for meetings of Shareholders; (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (iv) to maintain Shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Corporation's Board of Directors concerning the Fund's operations.

         CERTIFIED PUBLIC ACCOUNTANTS. The Funds' independent public accountants
         ----------------------------
are McCurdy & Associates, CPA's, Inc. They conduct an annual audit of the Funds, assist in the preparation of the Funds' federal and state income tax returns and consult with the Funds as to matters of accounting and federal and state income taxation.

PORTFOLIO TRANSACTIONS
----------------------

         BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and
         -------------------------------
other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities, such as U.S. Government Securities, traded in the over-the-counter markets or in the case of gold bullion but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. It is anticipated that most purchases and sales of short-term portfolio securities will be with the issuer or with major dealers in money market instruments acting as principals. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         When the Manager places orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Manager intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from brokers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Manager may receive research, statistical and quotation services from many brokers with which the Funds' portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager in advising various clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The fees paid to the Manager are not reduced because they receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and the Management Agreement, the Manager may cause the Funds to pay a broker which provides "brokerage and research services" (as defined in the Act) to the Manager an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker would have charged for effecting that transaction. The authority of the Manager to cause the Funds to pay any such greater commissions is subject to such policies as the Directors may adopt from time to time.

         Under the 1940 Act, persons affiliated with the Funds are prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

5% AND 25% SHAREHOLDERS
-----------------------

         As of June 1, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Corporation, beneficial owners) of 5% and 25% or more shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act.



THE VALUE FUND

         NAME                                                      % OWNERSHIP
         ----                                                      -----------
         Gordon Croft Limited Partnership                             6.882%
         7503 Club Road
         Ruxton, MD  21204-6418

         Phoenix Color Corp Employee Savings                         21.290%
           and Investment Plan
         101Tandy Drive
         Hagerstown, MD  21740




THE INCOME FUND

         Gordon Croft Limited Partnership                             6.002%
         7503 Club Road
         Baltimore, MD  21204

         Balsa and Co.                                               10.876%
         c/o Chase Manhattan Bank
         Omnibus Reinvestment Account

         PO Box 1768, Grand Central Station
         New York, NY  10163-1768

         Hachey Glenn                                                12.152%
         Rebecca Tomanck, JT TEN
         3441 Bluff View Drive
         St. Charles, MO  63303



         As of April 30, 1998, the Directors of the Corporation own, in the aggregate, less than 1% of the outstanding shares of the Trust.


EXPERTS
-------

         The Corporation's financial statements for the fiscal year ended April 30, 1998, including notes thereto and the report of McCurdy & Associates CPA's, Inc., independent auditors, thereon have been filed with the SEC and are incorporated by reference into this Statement of Additional Information. A copy of the Corporation's 1998 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

COUNSEL
-------


         Morgan, Lewis & Bockius LLP serves as counsel to the Corporation.

APPENDIX A:  CORPORATE BOND AND COMMERCIAL PAPER RATINGS
-----------  -------------------------------------------

I.   CORPORATE BOND RATINGS
     ----------------------

A.   DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba and B -- Bonds which are rated Ba or B are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B.   DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:
     ----------------------------------------------------------------------

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B -- Bonds rated BB or B are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CCC -- Debt rated CCC has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

II.  COMMERCIAL PAPER RATINGS
     ------------------------

A.   DESCRIPTION OF MOODY'S INVESTORS SERVICE. INC.'S COMMERCIAL PAPER RATINGS:
     --------------------------------------------------------------------------

     Moody's Investors Service, Inc. evaluates the salient features that affect a Commercial Paper issuer's financial and competitive position. Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets. Differing degrees of weight are applied to these factors as deemed appropriate for individual situations. Commercial Paper issuers rated "Prime-1" are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers in the Commercial Paper market rated "Prime-2" are of high quality. Protection for short-term note holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur.

Alternate means of financing remain assured. Issuers rated among Prime-1 and Prime-2 categories are judged to be investment grade.

B.   DESCRIPTION OF STANDARD & POOR'S CORPORATION COMMERCIAL PAPER RATINGS:
     ----------------------------------------------------------------------

     Standard & Poor's Corporation describes its highest ("A") rating for commercial paper as follows, with numbers l, 2 and 3 being used to denote relative strength within the "A" classification: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt rating should be "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB." The issuer should be well- established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

                             CROFT FUNDS CORPORATION
                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART C
                                OTHER INFORMATION



Item 23.  EXHIBITS
          --------


     (a) Articles of Incorporation filed as Exhibit (1) to the Registrant's Initial Registration Statement filed on July 22, 1994 are filed herewith.


     (b) By-Laws filed as Exhibit (2) to the Registrant's Initial Registration Statement filed on July 22, 1994 are filed herewith

     (c)  Inapplicable

     (d) Management Contract between Registrant and Croft-Leominster, Inc. filed as Exhibit (5) of Pre- Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.

     (e)  Inapplicable
     (f)  Inapplicable

     (g) Custodian Agreement between Registrant and Star Bank, N.A. dated August 19, 1994 filed as Exhibit (8) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.


     (h) (1) Fund Accounting Service Agreement between the Registrant and American Data Services, Inc. dated August 8, 1994 filed as Exhibit
              (9)(a) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.
          (2) Administrative Services Agreement between Registrant and American Data Services, Inc. dated August 8, 1994 filed as Exhibit (9)(b) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.
          (3) Shareholder Servicing Agent Agreement between Registrant and American Data Services, Inc. dated August 8, 1994 filed as Exhibit
              (9)(c) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.


     (i) Opinion of Morgan, Lewis & Bockius as to legality of the securities being registered filed as Exhibit (10) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.

     (j) Consent of Independent Accountants - McCurdy & Associates CPA's, Inc., is filed herewith.
     (k)  Inapplicable

     (l) Purchase Agreement between Registrant and Croft-Leominster, Inc. filed as Exhibit (13) of Pre- Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.


     (m) Distribution Plan filed as Exhibit (15) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.


     (n)  Financial Data Schedules are filed herewith

     (o)  Inapplicable

     (p) Powers of Attorney of Kent G. Croft, Roy A. Schotland, George D. Edwards, II, Frederick S. Billig, and Carla Reedinger are filed herewith.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
          -----------------------------------------------------------


          None

Item 25.  INDEMNIFICATION
          ---------------

         The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
          --------------------------------------------------------

The Manager is a Maryland corporation that was organized in 1989. The Manager's principal place of business is at 207 East Redwood Street, Suite 802, Baltimore, Maryland 21202. It is in the business of providing investment advice and related services, and is registered with the Securities and Exchange Commission and with the State of Maryland as an investment adviser.

         The Manager has prior experience as a General Partner of several limited partnerships that invest in securities, and its principal staff has substantial investment experience. Their names and personal background are as follows:

NAME AND POSITION WITH
CROFT-LEOMINSTER, INC.                          PRIOR EXPERIENCE
----------------------                          ----------------

Gordon Croft                                    Vice President and Director,
  Vice President and Director                     T. Rowe Price

Kent Croft                                      Manager, Equity Sales and
 President, Research Portfolio Manager            Research, Salomon Brothers

Wayne Berry                                     Investigator,
                                                  Internal Revenue Service

Jonathan V. Giordani                                        --
   Research Analyst

David B. Hunter                                             --
  Research Analyst

David G. Meeker                                             --
  Research Analyst

Carla Reedinger                                 Senior Portfolio Assistant to
 Trader, Senior Portfolio Assistant               Gordon Croft, T. Rowe Price

Christina Walters                                           --
  Portfolio Assistant


Phillip N. Vong                                 B.S. Degree: Accounting,
 Investment/Administrative Assistant              Washington and Lee University


G. Russell Croft                                MBA University of London at
 Research Analyst                                 Royal Holloway


Item 27.  PRINCIPAL UNDERWRITERS
          ----------------------

          None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant (transfer agency and shareholder records), the offices of Registrant's manager, (journals, ledgers, receipts, and brokerage orders), or at the offices of Morgan, Lewis & Bockius LLP, counsel to the Registrant, 1800 M Street, N.W., Washington, D.C. 20036 (minute books, articles of incorporation and by-laws).

Item 29.  MANAGEMENT SERVICES
          -------------------

          Not Applicable

Item 30.  UNDERTAKINGS
          ------------

          Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 5 to Registration Statement (33-81926) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on the 28th day of June 1998.


                                       CROFT FUNDS CORPORATION

                                       By: /S/ KENT G. CROFT
                                           -------------------------------------
                                           Kent G. Croft, President and Director


As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacity and on the date indicated.

SIGNATURE                         TITLE                           DATE
---------                         -----                           ----


         *                        Director                        June 28,  1998
------------------------
Roy A. Schotland

         *                        Director                        June 28,  1998
------------------------
George D. Edwards, II

         *                        Director                        June 28,  1998
------------------------
Frederick S. Billig

/S/ KENT G. CROFT                 President and Director          June 28, 1998
------------------------
Kent G. Croft

         *                        Treasurer and Chief             June 28, 1998
------------------------          Financial Officer
Carla Reedinger

*By: /S/ KENT G. CROFT
     -----------------
     Kent G. Croft
     Attorney in fact

                                  EXHIBIT INDEX
                                  -------------



                                                                     SEQUENTIAL
                     NAME                            EXHIBIT         PAGE NUMBER
                     ----                            -------         -----------



Articles of Incorporation filed as Exhibit (1)         a
to the Registrant's Initial Registration Statement filed on July 22, 1994 is filed herewith.


By-Laws filed as Exhibit (2) to the Registrant's       b
Initial Registration Statement filed on July 22,
1994 are filed herewith


Inapplicable                                           c


Management Contract between Registrant and             d
Croft-Leominster, Inc. filed as  Exhibit (5) of
Pre-Effective Amendment No. 1 to the Registrant's
Registration Statement on Form N-1A filed on
November 10, 1994 is filed herewith.


Inapplicable                                           e

Inapplicable                                           f


Custodian Agreement between Registrant and             g
Star Bank, N.A. dated August 19, 1994 filed as Exhibit (8) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.



Fund Accounting Service Agreement between the          h(1)
Registrant and American Data Services, Inc.
dated August 8, 1994 filed as Exhibit (9)(a) of Pre-Effective Amendment No. 1 to the
Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.

Administrative Services Agreement between              h(2)
Registrant and American Data Services, Inc.
dated August 8, 1994 filed as Exhibit (9)(b) of Pre-Effective Amendment No. 1 to the
Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.



Shareholder Servicing Agent Agreement between          h(3)
Registrant and American Data Services, Inc.
dated August 8, 1994 filed as Exhibit (9)(c) of Pre-Effective Amendment No. 1 to the
Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.



Opinion of Morgan, Lewis & Bockius as to               i
legality of the securities being registered filed as Exhibit (10) of Pre-Effective Amendment
No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is filed herewith.



Consent of Independent Accountants -                   j              EX-99.Bj
McCurdy & Associates CPA's is filed
herewith.


Inapplicable                                           k


Purchase Agreement between Registrant and Croft-       l
Leominster, Inc. filed as Exhibit (13) of
Pre-Effective Amendment No. 1 to the Registrant's
Registration Statement on Form N-1A filed on
November 10, 1994 is filed herewith.



Distribution Plan filed as Exhibit (15) of             m
Pre-Effective Amendment No. 1 to the Registrant's
Registration Statement on Form N-1A filed on
November 10, 1994 is filed herewith.



Financial Data Schedules are filed herewith.           n              EX-99.Bn1

                                                                      EX-99.Bn2
Inapplicable                                           o


Powers of Attorney are filed herewith                  p              EX-99.Bp